Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION

PROVIDENT NEW YORK BANCORP AND GOTHAM BANK OF NEW YORK

Unaudited Pro Forma Consolidated Condensed Balance Sheet and Statements of Income

The following unaudited pro forma consolidated condensed financial statements of Provident New York Bancorp (the “Company”) and Gotham Bank of New York (“Gotham”) have been prepared to give effect to the acquisition of Gotham by the Company pursuant to the terms of an Agreement and Plan of Merger, dated as of January 17, 2012, by and between Provident Bank and Gotham. At the closing on August 10, 2012, Gotham was merged with and into Provident Bank, with Provident Bank as the surviving entity. The unaudited pro forma consolidated condensed balance sheet as of June 30, 2012, and the unaudited pro forma consolidated condensed statements of operations for the nine months ended June 30, 2012 and the year ended September 30, 2011 are presented herein to reflect the acquisition of Gotham.

The unaudited pro forma consolidated condensed balance sheet combines the unaudited consolidated condensed balance sheet of the Company as of June 30, 2012 and the unaudited balance sheet of Gotham as of June 30, 2012 and gives effect to (i) the acquisition as if it had been completed on June 30, 2012, including any adjustments to fair value required and (ii) the net proceeds from an offering of approximately $46 million of common stock consummated on August 7, 2012. The unaudited pro forma consolidated condensed statement of income for the nine months ended June 30, 2012 combines the unaudited historical results of the Company for the period presented and the unaudited historical results of Gotham for the six months ended June 30, 2012, and the unaudited pro forma consolidated condensed statement of income for the year ended September 30, 2011 combines the audited historical results of the Company and the audited historical results of Gotham for the year ended December 31, 2011. The unaudited pro forma consolidated condensed statements of income give effect to the acquisition as if it had occurred on October 1, 2010.

The Company’s fiscal year end is September 30, 2011, and Gotham’s fiscal year end is December 31, 2011. The historical consolidated financial information of the Company and Gotham has been adjusted in the unaudited pro forma consolidated condensed financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statements of income, expected to have a continuing impact on the combined results. The unaudited pro forma consolidated condensed financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The actual financial position or results of operations reported by the combined company in periods following the acquisition may differ significantly from those reflected in these unaudited pro forma condensed combined financial statements for a number of reasons, including but not limited to the impact and benefits of the acquisition, cost savings from operating efficiencies, synergies and the incremental costs incurred in successfully integrating and operating the Gotham business. There were no transactions between the Company and Gotham during the periods presented in the unaudited pro forma consolidated condensed financial statements that would need to be eliminated. The unaudited pro forma consolidated condensed financial statements presented are based upon available information and assumptions that the Company believes are reasonable. The unaudited pro forma consolidated condensed financial statements are based upon the respective historical and pro forma financial information of the Company and Gotham, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•

the separate historical audited consolidated financial statements of the Company as of and for the year ended September 30, 2011 included in the Company’s Annual Report on Form 10-K for the year then ended;

•

the separate historical unaudited condensed consolidated financial statements of the Company as of and for the nine months ended June 30, 2012 included in the Company’s Quarterly Report on Form 10-Q for the nine months ended June 30, 2012;

•	the separate historical audited financial statements of Gotham as of and for the year ended December 31, 2011, included in Exhibit 99.2 to the Current Report on Form 8-K filed August 16, 2012; and

•	the separate historical unaudited condensed financial statements of Gotham as of and for the six months ended June 30, 2012, included in Exhibit 99.1 of this Current Report on Form 8-K/A.

These unaudited pro forma consolidated condensed financial statements are presented for informational purposes only and do not purport to represent what the financial position or results of operations would actually have been if the acquisition occurred as of the dates indicated or what such financial position or results will be for any future periods.

The unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting, with the Company treated as the acquiring entity. Accordingly, consideration paid by the Company to complete the acquisition of Gotham was allocated to Gotham’s assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The pro forma purchase price adjustments are preliminary, subject to further adjustments as additional information becomes available along with the completion of the independent purchase price allocation and as additional analyses are performed and have been made solely for the purpose of providing the unaudited pro forma condensed combined financial information presented below.

The Company may incur additional costs associated with integrating the businesses of the Company and Gotham. The unaudited pro forma consolidated condensed financial statements do not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities. Therefore, the pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under the assumptions set forth below, does not attempt to predict or suggest future results.

Provident New York Bancorp and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

JUNE 30, 2012

(unaudited, in thousands, except share and per share data)

	Provident NY Bancorp	Gotham Bank of NY	Capital Raise		Purchase Accounting		Pro Forma Consolidated Balance Sheet
Assets:
Cash and due from banks	$111,400	$152,437	$46,000	a	$(40,510	) d	$269,327

Securities available for sale	714,200	67,571					781,770
Securities held to maturity	171,233						171,233

Total securities	885,433	67,571	—		—		953,004
Loans held for sale	5,369	—	—		—		5,369
Loans:
One- to four-family residential mortgage loans	357,943	—	—		—		357,943
Commercial real estate, commercial business	1,114,764	207,268	—		(3,971	) e	1,318,061
Acquisition, development and construction loans	165,125	—	—		—		165,125
Consumer loans	213,195	477	—		—		213,672

Total loans, gross	1,851,027	207,745	—		(3,971)		2,054,801
Allowance for loan losses	(27,587)	(1,910)	—		1,910	f	(27,587)

Total loans, net	1,823,440	205,835	—		(2,061)		2,027,214
Federal Home Loan Bank stock, at cost	18,207	1,045	—		—		19,252
Accrued interest receivable	9,059	308	—		—		9,367
Premises and equipment, net	38,877	500	—		—		39,377
Goodwill	160,861	—	—		5,093	g	165,954
Other amortizable intangibles	3,718	—	—		4,818	h	8,536
Bank owned life insurance	58,506	—	—		—		58,506
Foreclosed properties	7,292	—	—		—		7,292
Other assets	27,878	1,794	—		825	i	30,497

Total assets	$3,150,040	$429,490	$46,000		$(31,835)		$3,593,695

Provident New York Bancorp and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

JUNE 30, 2012

(unaudited, in thousands, except share and per share data)

	Provident NY Bancorp	Gotham Bank of NY	Capital Raise		Purchase Accounting		Pro Forma Consolidated Balance Sheet
Liabilities:
Deposits
Demand deposits	$504,312	$80,528	$—		$—		$584,840
NOW deposits	422,893	8,598	—		—		431,491

Total transaction accounts	927,205	89,126	—		—		1,016,331
Savings	476,349	4,543	—		—		480,892
Money market deposits	673,498	130,110	—		—		803,608
Certificates of deposit	255,039	140,756	—		357	j	396,152

Total deposits	2,332,091	364,535	—		357		2,696,983
Borrowings	314,154	30,000	—		784	k	344,938
Mortgage escrow funds	24,223	—	—		—		24,223
Other liabilities	34,902	1,979	—		—		36,881

Total liabilities	2,705,370	396,514	—		1,141		3,103,025

Common Stock	459	3,052	63	b	(3,052	) l	522
Additional paid in capital	357,620	2,747	45,937	c	(2,747	) l	403,557
Unallocated common stock held by employee stock ownership plan (“ESOP”)	(5,763)	—	—				(5,763)
Treasury stock	(90,328)	(763)	—		763	l	(90,328)
Retained earnings	175,999	28,048	—		(28,048	) l	175,999
Accumulated other comprehensive income, net of taxes	6,683	(108)	—		108	l	6,683

Stockholders’ equity	444,670	32,976	46,000		(32,976)		490,670

Total liabilities and stockholders’ equity	$3,150,040	$429,490	$46,000		$(31,835)		$3,593,695

Provident New York Bancorp and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(unaudited, in thousands, except share and per share data)

For the period ended June 30, 2012

	Nine Months ended June 30, 2012 Provident NY Bancorp	Six Months ended June 30, 2012 Gotham Bank	Pro Forma Adjustments		Pro Forma Combined Net Income
Interest and dividend income:
Loans and loan fees	$66,614	$5,050	$423	e	$72,087
Securities taxable	12,629	1,042	56	m	13,727
Securities non-taxable	4,954	—	—		4,954
Other earning assets	727	—	—		727

Total interest income	84,924	6,092	479		91,495
Interest expense:
Deposits	3,792	1,503	(90	) j	5,205
Borrowings	9,907	342	(351	) k	9,898

Total interest expense	13,699	1,845	(441)		15,103

Net interest income	71,225	4,247	920		76,392
Provision for loan losses	7,112	(492)	—		6,620

Net interest income after provision for loan losses	64,113	4,739	920		69,772
Non-interest income:
Deposit fees and service charges	$8,312	$120	$—		$8,432
Net gain on sales of securities	7,300	1,693	—		8,993
Other than temporary loss on securities	(44)	—	—		(44)
Title insurance fees	774	—	—		774
Bank owned life insurance	1,538	—	—		1,538
Gain on sale of loans	1,468	—	—		1,468
Investment management fees	2,367	—	—		2,367
Fair value gain (loss) on interest rate caps	(57)	—	—		(57)
Other	1,468	200	—		1,668

Total non-interest income	23,126	2,013	—		25,139
Non-interest expense:
Compensation and benefits	33,165	1,843	—		35,008
Stock-based compensation plans	885	—	—		885
Merger related expenses	997	—	—		997
Occupancy and office operations	10,498	539	—		11,037
Advertising and promotion	1,480	37	—		1,517
Professional fees	3,111	331	—		3,442
Data and check processing	2,087	—	—		2,087
Amortization of intangible assets	911	—	576	h	1,487
FDIC insurance and regulatory assessments	2,253	109	—		2,362
ATM/debit card expense	1,273	—	—		1,273
Foreclosed property expense	1,045	—	—		1,045
Other	5,468	306	—		5,774

Total non-interest expense	63,173	3,165	576		66,914

Income before income tax expense	24,066	3,587	344		27,997
Income tax expense	6,439	1,623	93	n	8,155

Net income	$17,627	$1,964	$251		$19,842

Basic earnings per common share	$0.47	$6.65			$0.46
Diluted earnings per common share	0.47	6.65			0.46
Dividends declared	0.18	—			0.18
Weighted average common shares:
Basic	37,278,507	295,421	6,258,504		43,537,011

Provident New York Bancorp and Subsidiaries

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(unaudited, in thousands, except share and per share data)

Period ended September 30, 2011

	Year Ended 9/30/2011 Provident NY Bancorp	Year Ended 12/31/2011 Gotham Bank	Purchase Acct. Adj.		Pro Forma Combined Net Income
Interest and dividend income:
Loans and loan fees	$89,500	$8,532	$564	j	$98,596
Securities taxable	14,493	5,392	75	m	19,960
Securities non-taxable	7,441	—	—		7,441
Other earning assets	1,180	82	—		1,262

Total interest income	112,614	14,006	639		127,259
Interest expense:
Deposits	6,104	2,877	(120	) j	8,861
Borrowings	15,220	1,199	(468	) k	15,951

Total interest expense	21,324	4,076	(588)		24,812

Net interest income	91,290	9,930	1,227		102,447
Provision for loan losses	16,584	397	—		16,981

Net interest income after provision for loan losses	74,706	9,533	1,227		85,466
Non-interest income:
Deposit fees and service charges	$10,811	$224	$—		$11,035
Net gain on sales of securities	10,011	4,487	—		14,498
Other than temporary loss on securities	(278)	—	—		(278)
Title insurance fees	1,224	—	—		1,224
Bank owned life insurance	2,049	—	—		2,049
Gain on sale of loans	1,027	—	—		1,027
Investment management fees	3,080	—	—		3,080
Fair value gain (loss) on interest rate caps	(197)	—	—		(197)
Other	2,224	293	—		2,517

Total non-interest income	29,951	5,004	—		34,955
Non-interest expense:
Compensation and benefits	43,662	4,662	—		48,324
Stock-based compensation plans	1,162	—	—		1,162
Change in CEO	1,772	—	—		1,772
Restructuring charge (severance/branch relocation)	3,201	—	—		3,201
Occupancy and office operations	14,508	1,116	—		15,624
Advertising and promotion	3,328	—	—		3,328
Professional fees	4,389	452	—		4,841
Data and check processing	2,763	254	—		3,017
Amortization of intangible assets	1,426	—	768	h	2,194
FDIC insurance and regulatory assessments	2,910	290	—		3,200
ATM/debit card expense	1,584	—	—		1,584
Foreclosed property expense	1,171	—	—		1,171
Other	8,235	525	—		8,760

Total non-interest expense	90,111	7,299	768		98,178

Income before income tax expense	14,546	7,238	459		22,243
Income tax expense	2,807	3,281	87	n	6,175

Net income	$11,739	$3,957	$372		$16,068

Basic earnings per common share	$0.31	$13.39			$0.37
Diluted earnings per common share	0.31	13.39			0.37
Dividends declared	0.24				0.24
Weighted average common shares:
Basic	37,452,596	295,421	6,258,504		43,711,100
Diluted	37,453,542	295,421	6,258,504		43,712,046

NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Basis of Pro Forma Presentation

The pro forma information related to the merger has been prepared in accordance with FASB ASC 805.

The following is an estimate of the purchase price for Gotham Bank of New York, the purchase price allocation and resulting goodwill based on the pro forma balance sheet, June 30, 2012:

(dollars in thousands)
Cash Purchase Price	$40,510

Gotham Bank of New York net assets	32,976
Loan discount	(3,971)
Time deposit premium	(357)
Borrowing premium	(784)
Core deposit intangible	4,818
Allowance for Loan loss	1,910
Deferred taxes	825

Net assets acquired	35,417

Goodwill	$5,093

The loan discount is scheduled to amortize as follows:

Loan mark to market
(dollars in thousands)

2012	423
2013	564
2014	564
2015	564
2016 and thereafter	2,856

The core deposit intangible is scheduled to amortize as follows:

Core deposit Intangible
(dollars in thousands)

2012	315
2013	732
2014	576
2015	516
2016 and thereafter	2,679

The premium on borrowings is scheduled to amortize as follows:

Borrowings premium
(dollars in thousands)

2012	298
2013	324
2014	162

Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements have been adjusted for the following:

a	Cash received from issuance of 6,258,504 shares of common stock at a price of $7.35 per share
b	6,258,504 shares issued of common stock at $0.01 per share
c	Proceeds from issuance of 6,258,504 shares of common stock at a price of $7.35
d	Cash payment for the acquisition of Gotham Bank of New York
e	Credit discount on SOP 03-3 loans and fair market value discount on loan receivables be amortized over the average long of the loan portfolio of seven years
f	Elimination of the allowance for loan losses
g	Unidentifiable intangible net of deferred taxes
h	Identifiable intangible asset on core deposits amortized on an accelerated basis usine 10 year life
i	Deferred tax adjustment for purchase accounting
j	Time deposit premium amortized over the average life of three years
k	Borrowing premium amortized on a straightline basis over the average life of 1.75 years
l	Elimination of net assets of Gotham Bank of NY
m	Excess cash from capital raise invested at average yield of 1.5%
n	Tax effect calculated at Provident Bank’s effective tax rate